As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2002

Money Market Fund

                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

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
John Hancock Variable Series           Overview                                   1
Trust I ("Trust")

                                       Your Investment Choice                     2
A fund-by-fund summary of goals,       Money Market Fund                          4
strategies and risks.

Policies and instructions for opening, Your Account                               6
maintaining and closing an account in  Investments in shares of the fund          6
any fund                               Share price                                6
                                       Valuation                                  6
                                       Conflicts                                  6

Further information on the funds       Fund Expenses                              7

                                       Dividends and Taxes                        7
                                       Dividends                                  7
                                       Taxes                                      7

Further information on the Trust       Trust Business Structure                   8

                                       For more information              back cover

Overview

--------------------------------------------------------------------------------


FUND INFORMATION KEY
Concise fund description begins on page 4. The description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Hancock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2001, John Hancock and its affiliates managed approximately $124 billion in assets, of which it owned approximately $81 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

--------------------------------------------------------------------------------


The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. The Money Market Fund has its own strategy and its own risk/reward profile.The fund can be broadly categorized as a bond fund. Within this broad category, the fund can be further categorized as follows:


BOND FUNDS

Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity    Bond maturity is a key measure of interest rate risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

                    Short:
.. Money Market Fund These funds invest primarily in bonds with short maturities, and maintain a weighted aver-
                    age effective maturity which is typically between one and three years. These funds have less interest rate risk than intermediate-term bond funds.

                    Intermediate:
                    These funds invest in bonds of all maturities and maintain a weighted average effective maturity which is typically between three and ten years. These funds have more interest rate risk than short-term bond funds.

Credit Quality      Credit quality is a measure of the ability of a bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds. Investment grade bonds typically have "high" or "medium" credit quality ratings
                    (as defined below), while high-yield bonds have "low" credit quality ratings.

                    High:
.. Money Market Fund These funds focus on the highest-rated, most creditworthy bonds or money market instru-
                    ments and typically maintain an average credit quality rating of AAA/Aaa (A-1/P-1 for money market funds).

                    Medium:
                    These funds invest in bonds of all credit quality levels with a focus on investment grade bonds. These funds typically maintain an average credit quality rating of AA/Aa, A or
                    BBB/Baa.

                    Low:
                    These funds invest primarily in lower rated bonds--known as high yield or "junk" bonds.
                    These funds typically maintain a below investment-grade average credit quality rating of
                    BB/Ba or B.

ADDITIONAL INFORMATION

Financial Highlights Tables
The financial highlights table on the following pages detail the historical performance of the fund, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" in each table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information in each table reflects financial results for a single fund share. The "total investment return" shown for the fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached. However, the "total investment return" and "turnover rate" for that period have not been annualized. The financial highlights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

General
In the following pages, any fund investment strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually volatile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

Money Market Fund


GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily including:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;

.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks securities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and

.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining maturity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term category (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

John Keogh
---------------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

  1992    1993     1994    1995   1996    1997    1998    1999   2000      2001
-------  ------  -------  -----  -----  -------  ------  ------  ------  -------
 3.60%    3.41%   4.03%   5.78%  5.32%   5.38%    5.40%   5.05%  6.29%    3.93%



Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2001*
                                   Fund
1 year                             3.93%
5 years                            5.22%
10 years                           4.79%
Life of fund                       6.69%

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by investing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.**

Period ended December 31:                                         1997      1998      1999        2000       2001
Net asset value, beginning of period                            $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Income from investment operations:
  Net investment income (loss)                                      0.05      0.05      0.04      0.06         0.04
  Net realized and unrealized gain (loss) on investments*             --        --        --        --           --
  Total from investment operations                                  0.05      0.05      0.04      0.06         0.04
Less distributions:
  Distributions from net investment income and capital paid in     (0.05)    (0.05)    (0.04)    (0.06)       (0.04)
  Distributions from net realized gain on investments sold            --        --        --        --           --
  Distributions in excess of income & gains                           --        --        --        --           --
  Total distributions                                           $  (0.05) $  (0.05)    (0.04)    (0.06)    $  (0.04)
Net asset value, end of period                                  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Total investment return                                             5.38%     5.40%     5.05%     6.29%(1)     3.93%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $229,443  $395,195  $451,235  $496,853     $745,516
Ratio of expenses to average net assets (%)                         0.33%     0.31%     0.31%     0.29%        0.32%
Ratio of net investment income (loss) to average net assets (%)     5.32%     5.29%     4.95%     6.05%        3.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(1) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost.

A fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by the fund to the adviser in 2001 was:

Funds                                              % of net assets
Money Market Fund                                       0.25%

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit the fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and taxes) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

The fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

The Money Market Fund declares and pays dividends daily.

The fund generally declares capital gains distributions annually.

Taxes

The fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

                                   Variable
                                Contractowners

                               John Hancock and
                                    JHVLICO
                               Separate Accounts

                                   The Trust
                             Trustees oversee the
                  Trust's investment and business activities.

                              Investment Adviser
                               John Hancock Life
                               Insurance Company
                              Manages the Trust's
                            investment and business
                                  activities.

                                   Custodian
                          State Street Bank and Trust
                                    Company

                  Holds the Trust's assets, settles all Trust
                   trades and collects most of the valuation data required for calculating the Trust's
                                     NAV.

                                  Subadviser
                      Wellington Management Company, LLP

                       Provides management to the fund.

For more information




This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Two documents are available that offer further information on John Hancock Variable Series Trust I:

Annual/Semiannual Report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490

VSTPRO-11